UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 26, 2004

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of July 1, 2004, providing for, inter alia, the issuance of First Franklin Mortgage Loan Trust 2004-FFB, Home Equity Pass-Through Certificates, Series 2004-FFB)

              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact Name of registrant as specified in its charter)

         Delaware                      333-115435-02              13-3320910
(State or Other Jurisdication    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

11 Madison Avenue, New York, New York                               10010
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code, is: (212) 538-3000
                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2004 among Credit Suisse
First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

    On November 26, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 26, 2004 is filed as
               Exhibit 99.1 hereto.

Credit Suisse First Boston  Mortgage  Securities  Corp.
First Franklin  Mortgage Loan Trust 2004-FFB
Home Equity Pass-Through Certificates, Series 2004-FFB
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: November 30, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2004

Exhibit 99.1
Monthly Certificateholder Statement on November 26, 2004


                   First Franklin Mortgage Loan Trust 2004-FFB
             Home Equity Pass-Through Certificates, Series 2004-FFB
                           Statement to Certificate Holders
                                  November 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        100,000,000.00      92,346,271.45   3,869,512.01      320,633.95    4,190,145.96     0.00       0.00       88,476,759.44
A2        165,400,000.00     148,569,681.10   8,501,078.24      278,980.85    8,780,059.09     0.00       0.00      140,068,602.86
A3         30,000,000.00      30,000,000.00           0.00      106,600.00      106,600.00     0.00       0.00       30,000,000.00
A4         25,120,000.00      25,120,000.00           0.00      116,033.47      116,033.47     0.00       0.00       25,120,000.00
AR                100.00               0.00           0.00            0.00            0.00     0.00       0.00                0.00
ARL               100.00               0.00           0.00            0.00            0.00     0.00       0.00                0.00
M1          6,900,000.00       6,900,000.00           0.00       30,929.25       30,929.25     0.00       0.00        6,900,000.00
M2         31,390,000.00      31,390,000.00           0.00      151,705.97      151,705.97     0.00       0.00       31,390,000.00
M3          8,150,000.00       8,150,000.00           0.00       39,388.46       39,388.46     0.00       0.00        8,150,000.00
M4         27,400,000.00      27,400,000.00           0.00      132,422.55      132,422.55     0.00       0.00       27,400,000.00
M5          7,740,000.00       7,740,000.00           0.00       37,406.95       37,406.95     0.00       0.00        7,740,000.00
B          16,311,323.00      16,311,323.00           0.00       78,831.64       78,831.64     0.00       0.00       16,311,323.00
P                 100.00             100.00           0.00      356,249.70      356,249.70     0.00       0.00              100.00
TOTALS    418,411,623.00     393,927,375.55  12,370,590.25    1,649,182.79   14,019,773.04     0.00       0.00      381,556,785.30

AIO1      100,000,000.00      92,346,271.45           0.00      125,670.00      125,670.00     0.00       0.00       88,476,759.44
AIO2      165,400,000.00     148,569,681.10           0.00      439,047.45      439,047.45     0.00       0.00      140,068,602.86
AIO3       30,000,000.00      30,000,000.00           0.00       38,388.19       38,388.19     0.00       0.00       30,000,000.00
AIO4       25,120,000.00      25,120,000.00           0.00        5,369.98        5,369.98     0.00       0.00       25,120,000.00
M1IO        6,900,000.00       6,900,000.00           0.00        2,418.03        2,418.03     0.00       0.00        6,900,000.00
X1        418,411,423.26     395,639,839.33           0.00            0.00            0.00     0.00       0.00      384,107,316.45
X2                  0.00               0.00           0.00            0.00            0.00     0.00       0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                        CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL         CLASS    PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      22541SQV3      923.46271450      38.69512010    3.20633950      41.90145960      884.76759440        A1       4.166500 %
A2      22541STB4      898.24474667      51.39708730    1.68670405      53.08379135      846.84765937        A2       2.112500 %
A3      22541STC2    1,000.00000000       0.00000000    3.55333333       3.55333333    1,000.00000000        A3       4.264000 %
A4      22541STD0    1,000.00000000       0.00000000    4.61916680       4.61916680    1,000.00000000        A4       5.543000 %
AR      22541SQX9        0.00000000       0.00000000    0.00000000       0.00000000        0.00000000        AR       0.000000 %
ARL     22541SQY7        0.00000000       0.00000000    0.00000000       0.00000000        0.00000000        ARL      0.000000 %
M1      22541SQZ4    1,000.00000000       0.00000000    4.48250000       4.48250000    1,000.00000000        M1       5.379000 %
M2      22541SRA8    1,000.00000000       0.00000000    4.83293947       4.83293947    1,000.00000000        M2       5.799528 %
M3      22541SRB6    1,000.00000000       0.00000000    4.83293988       4.83293988    1,000.00000000        M3       5.799528 %
M4      22541SRC4    1,000.00000000       0.00000000    4.83293978       4.83293978    1,000.00000000        M4       5.799528 %
M5      22541SRD2    1,000.00000000       0.00000000    4.83293928       4.83293928    1,000.00000000        M5       5.799528 %
B       22541SRE0    1,000.00000000       0.00000000    4.83293967       4.83293967    1,000.00000000        B        5.799528 %
P       22541SRF7    1,000.00000000       0.00000000    ##########      ###########    1,000.00000000        P        5.799528 %
TOTALS                 941.48286973      29.56559897    3.94153197      33.50713094      911.91727076

AIO1    22541STE8      923.46271450       0.00000000    1.25670000       1.25670000      884.76759440        AIO1     1.633028 %
AIO2    22541STF5      898.24474667       0.00000000    2.65445859       2.65445859      846.84765937        AIO2     3.546194 %
AIO3    22541STG3    1,000.00000000       0.00000000    1.27960633       1.27960633    1,000.00000000        AIO3     1.535528 %
AIO4    22541STH1    1,000.00000000       0.00000000    0.21377309       0.21377309    1,000.00000000        AIO4     0.256528 %
M1IO    22541STJ7    1,000.00000000       0.00000000    0.35043913       0.35043913    1,000.00000000        M1IO     0.420528 %
X1      22541SRG5      945.57609409       0.00000000    0.00000000       0.00000000      918.01345541        X1       0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   Raideo Ram
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10041
                              Tel: (212) 623-6793
                              Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com


Sec. 4.06(a)(i)                 Principal Remittance Amount                                                        11,532,522.88

                                Scheduled Principal Payments                                                          224,429.58

                                Principal Prepayments                                                              11,170,250.98

                                Curtailments                                                                          100,950.52

                                Curtailment Interest Adjustments                                                          235.57

                                Repurchase Principal                                                                   36,656.23

                                Substitution Amounts                                                                        0.00

                                Net Liquidation Proceeds                                                                    0.00

                                Insurance Proceeds                                                                          0.00

                                Other Principal Adjustments                                                                 0.00

                                Gross Interest                                                                      3,186,497.58

                                Recoveries From Prior Loss Determinations                                                   0.00

                                Reimbursements of Non-Recoverable Advances Previously Made                                  0.00

                                Recovery of Reimbursements Previously Deemed Non-Recoverable                                0.00

Prepayment Penalties            Number of Loans with Respect to which Prepayment Penalties were Collected (Total)            168

                                Balance of Loans with Respect to which Prepayment Penalties were Collected          9,306,135.23

                                Amount of Prepayment Penalties Collected                                              356,249.22

                                Beginning Number of Loans Outstanding                                                      8,321

                                Beginning Aggregate Loan Balance                                                  395,639,839.33

                                Ending Number of Loans Outstanding                                                         8,121

                                Ending Aggregate Loan Balance                                                     384,107,316.45

                                Senior Enhancement Percentage                                                            26.12 %

                                Servicing Fees (including Credit Risk Manager Fees)                                   170,952.10

                                Mortgage Pool Insurance Premium                                                       270,353.89

                                Trustee Fees                                                                            3,297.00

                                Current Advances                                                                    2,609,514.08

                                Outstanding Advances                                                                2,770,393.62

                                Delinquent Mortgage Loans
                                           Group 1
                                                                                     Principal
                                          Category              Number                Balance               Percentage
                                          1 Month                   58             2,066,212.73                  0.54 %
                                          2 Month                   16               582,885.75                  0.15 %
                                          3 Month                    5               136,478.31                  0.04 %
                                           Total                    79             2,785,576.79                  0.73 %
                                           Group Totals
                                                                                     Principal
                                          Category              Number                Balance               Percentage
                                          1 Month                   58             2,066,212.73                  0.54 %
                                          2 Month                   16               582,885.75                  0.15 %
                                          3 Month                    5               136,478.31                  0.04 %
                                           Total                    79             2,785,576.79                  0.73 %
                                * Delinquent Bankruptcies are included in the table above.

                                Bankruptcies
                                                       Group 1
                                                                            Principal
                                                       Number               Balance                Percentage
                                                           22              840,851.77                  0.22 %
                                                      Group Totals
                                                                            Principal
                                                       Number               Balance                Percentage
                                                           22              840,851.77                  0.22 %
                                                      * Only Current Bankruptcies are reflected in the table above.

                                Foreclosures
                                                       Group 1
                                                                            Principal
                                                       Number               Balance                Percentage
                                                            0                  0.00                       %
                                                      Group Totals
                                                                            Principal
                                                       Number               Balance                Percentage
                                                            0                  0.00                        %

                                REO Properties
                                                       Group 1
                                                                            Principal
                                                       Number               Balance                Percentage
                                                            0                  0.00                       %
                                                      Group Totals
                                                                            Principal
                                                       Number               Balance                Percentage
                                                            0                  0.00                       %

                                Current Realized Losses                                                                       0.00

                                Cumulative Realized Losses - Reduced by Recoveries                                        3,332.38

                                Weighted Average Term to Maturity                                                              224

                                Trigger Event Occurrence (Effective August 2007)                                                NO
                                (Is Rolling 3 Month Delinquency Rate > 16.5% of Sr.Enhancement%?)
                                Rolling Three Month Delinquency Rate                                                    0.097736 %
                                Sr.Enhancement Percentage x 16.5%                                                       4.310574 %

                                                      OR
                                (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit?)
                                Cumulative Loss % of Original Aggregate Collateral Balance                              0.000796 %
                                Cumulative Loss Limit                                                                   3.500000 %

O/C Reporting                   Targeted Overcollateralization Amount                                                12,552,348.70
                                Ending Overcollateralization Amount                                                   2,550,531.15
                                Ending Overcollateralization Deficiency                                              10,001,817.54
                                Overcollateralization Release Amount                                                          0.00
                                Monthly Excess Interest                                                                 838,067.37
                                Payment to Class X-1                                                                          0.00

Mortgage Pool Insurance Reporting       Available Deductible                                                          2,550,531.15
                                        Claims Paid                                                                           0.00
                                        Outstanding Policy Amount                                                    37,657,046.00

Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.
